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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Cabletron Systems, Inc.:

We consent to the use of our report dated October 22, 1996, which is included in the Form 8-K of Cabletron Systems, Inc., incorporated by reference in the Proxy Statement/Prospectus on Form S-4 of Cabletron Systems, Inc., and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP


Boston, Massachusetts
October 28, 1996